Arrow DWA Tactical ETF

Ticker: DWAT

(a series of Arrow Investments Trust)

Supplement dated July 8, 2015
to the Prospectus dated September 29, 2014, as amended

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The section titled “Other Information – Investments by Investment Companies” in the Prospectus is replaced in its entirety with the following:

Although the SEC has granted an exemptive order to the advisor permitting registered investment companies and unit investment trusts that enter into an agreement with the Trust (“Investing Funds”) to invest in series of the Trust beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to the Fund. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated September 29, 2014, as amended. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-277-6933.

Please retain this Supplement for future reference.